                                                                          CENTRA
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                                                        FINANCIAL HOLDINGS, INC.

                                   MORGANTOWN

990 Elmer Prince Dr.                                            Wharf District
301-598-2000                                                     304-292-2000

                                   CHEAT LAKE
                                  304-598-2000

                               BOARD OF DIRECTORS

                                LAURENCE DeLYNN
                               Retail Consultant

                                ARTHUR GABRIEL*
                              Secretary/Treasurer
                             Gabriel Brothers, Inc.

                               DOUGLAS J. LEECH*
                      President & Chief Executive Officer
                        Centra Financial Holdings, Inc.
                                 & Centra Bank

                              ROBERT E. LYNCH, JR.
                                 Vice-President
                             Davis-Lynch Glass Co.

                                 PAUL F. MALONE
                                   Physician
                       President - Morgantown ENT Clinic

                                WILLIAM MALONEY
                                 Vice President
                            North American Drillers

                              MARK R. NESSELROAD*
                            Chief Executive Officer
                              Glenmark Associates

                                PARRY PETROPLUS*
                        President Petroplus & Associates

                                 MILAN PUSKAR*
                                    Chairman
                                Mylan Labs, Inc.

                                THOMAS P. ROGERS
                                 Chairman & CEO
                              Thoughtfulness, Inc.

                                PAUL T. SWANSON*
                                    Chairman
                         CWS Inc., and Swanson Plating

                                 RITA D. TANNER
                        Realtor; Dorsey & Kiger Realtors

                              BERNARD G. WESTFALL*
                            Retired President & CEO
                            WV United Health Systems

*Director of Centra Financial Holdings, Inc.


                                  MARTINSBURG

300 Foxcroft Ave.                                         500 Williamsport Pike
 304-262-6500                                                 304-260-9207

                               BOARD OF DIRECTORS


                             KENNETH L. BANKS, DDS
                               General Dentistry

                              JAMES W. DAILEY, II*
                                   President
                          W. Harley Miller Contractors

                               DEBORAH J. DHAYER
                                     Owner
                              Eddies Tire Service

                                 TERRY W. HESS
                                   President
                          Virginia Honey Company, Inc.

                               MICHAEL B. KELLER
                                    Attorney
                        Bowles Rice McDavid Graff & Love

                               DOUGLAS J. LEECH*
                      President & Chief Executive Officer
                        Centra Financial Holdings, Inc.

                               ROBERT A. McMILLAN*
                                   President
                         Jefferson Distributing Company

                              JOHN M. MILLER, III
                                     Owner
                          John Miller Orchard Company
                                 Vice-Chairman

                           Farmers & Mechanics Mutual
                                 Insurance Co.

                              JEFFREY S. PETRUCCI
                         President Heiston Supply Inc.
                                 D. SCOTT ROACH
                       President, R.M. Roach & Sons, Inc.

                            ROBERT S. STRAUCH, M.D.
                                    Surgeon

QUARTERLY REPORT


                                                                          CENTRA
================================================================================
                                                        FINANCIAL HOLDINGS, INC.


                                                                   Third Quarter
                                                                            2003






To Our Shareholders:

For the fifteenth consecutive quarter, Centra Financial Holdings has registered marked asset growth, and for the tenth straight quarter has shown significantly improved earnings.

Total assets grew $99 million from $228 million at September 30, 2002 to $327 million at September 30, 2003, an increase of 43%. Total loans grew $95 million from $168 million at September 30, 2002 to $263 million at September 30, 2003, an increase of 57%. This growth was made possible by $96 million in increased deposits, which rose from $185 million at September 30, 2002 to $281 million at September 30, 2003, an increase of 52%. Net income improved from $317,000 in the third quarter of 2002 to $485,000 in the third quarter of 2003.

Non-Interest income increased from $371,000 in the third quarter of 2002 to $795,000 in the third quarter of 2003, driven primarily by the growth in secondary mortgage market income which represents long term residential mortgages originated here and sold on the secondary market.
The bank does not keep such long term fixed rate loans in its portfolio. At September 30, 2003, total past due and non-performing loans were $103,000 of a $263 million portfolio or .04%. Centra's allowance for loan losses at September 30, 2003 stood at $3.8 million or 1.46% of total loans. Morgantown saw the opening of Centra's Cheat Lake Area Office in early September. Over 200 people braved Hurricane Isabel on grand opening day to tour the new facility, open accounts and help us cut the ribbon on the newly completed office. This ideal location combined with a staff of strong bankers are additional building blocks needed in order to increase our market share in Morgantown.

Martinsburg is also in the process of opening a third location. A temporary banking office and drive thru has been installed on Route #51 East near the site where our new permanent facility will be built in Inwood. This office will serve both new and existing customers over the next few months while we are developing sight plans and obtaining the various building permits necessary to begin construction. Expanding our footprint into South Berkeley County positions us to take advantage of the rapid growth that is taking place in that locale.

Investing in these two offices uniquely positions us to capture the emerging opportunities in these two dynamic areas.

Finally, we wish to thank you, our Centra shareholders, for your continued support. We remain committed to creating value and want you to know that your comments and questions are always welcome.

Sincerely,

/S/ Douglas J. Leech
President & CEO

Assets
(in thousands)

December                                266,236
March                                   282,762
June                                    306,945
September                               326,775


Loans
(in thousands)


December                                186,737
March                                   207,961
June                                    229,958
September                               262,957



Deposits
(in thousands)

December                                214,868
March                                   238,799
June                                    262,375
September                               281,161



Quarterly net income
(in thousands)

December                                353
March                                   412
June                                    449
September                               485